         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

                         SUPPLEMENT DATED MAY 1, 2009 TO
                          PROSPECTUS DATED MAY 1, 2009

This Supplement is intended to supplement the prospectus dated May 1, 2009 for certain John Hancock "ANNUITYNOTE VARIABLE ANNUITY" Contracts issued by John Hancock Life Insurance Company (U.S.A.) ("annuity prospectus").

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You should read this Supplement together with the annuity prospectus for the
Contract you purchase, and retain both documents for future reference. If you would like another copy of the annuity prospectus, please contact our Annuities Service Office at 1-800-344-1029 to request a free copy. You may also visit our website at www.jhannuities.com.
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If your Contract is issued in the state of California, we supplement the disclosure in the annuity prospectus as follows:

On page 3, in the "II. Overview" section, under the heading "How can I invest money in the Contracts," an additional paragraph is included as follows:

     HOW CAN I INVEST MONEY IN THE CONTRACTS?

     (...)

     (Applicable to Contracts issued in California Only) For Contracts issued in California to persons 60 years of age or older, your Purchase Payment will be allocated to the Money Market Investment Option for the first 30 days after the date the Contract is delivered to you. At the end of this 30-day period, we will automatically transfer the Contract Value in the Money Market Investment Option to the Core Strategy Variable Investment Option. Any portions of your Purchase Payment received after payment of the initial amount will be allocated to the Money Market Investment Option for the pendency of the 30-day period and thereafter directly to the Contract's Core Strategy Variable Investment Option.

On page 5 in the same section, under the heading "Can I return my Contract," an additional paragraph is included as follows:

     CAN I RETURN MY CONTRACT?

     (...)

     (Applicable to Contracts issued in California Only) Contracts issued in California to persons age 60 and older may cancel the Contract by returning it to our Annuities Service Center or registered representative at any time within 30 days after receiving it. We will allocate your Purchase Payment to the Money Market Investment Option during this period. We will, however, permit you to elect to allocate your Purchase Payment during this 30-day period to Core Strategy Variable Investment Option. If you cancel the Contract during this 30-day period and your Purchase Payment was allocated to the Money Market Investment Option, we will pay you the greater of (a) the original amount of your Purchase Payment and (b) the Contract Value computed at the end of the Business Day on which we receive your returned Contract. If you elected to have your Purchase Payment allocated to Core Strategy Variable Investment Option, we will pay you the Contract Value computed at the end of the Business Day on which we receive your returned Contract. At the end of the 30-day period, we will transfer your money automatically into Core Strategy Variable Investment Option.

The table describing the operating expenses for the Portfolio in "III. Fee Tables" is supplemented with the following:

                                                                    ACQUIRED
                                                                 PORTFOLIO FEES    TOTAL     CONTRACTUAL      NET
                                 MANAGEMENT  12B-1     OTHER           AND       OPERATING     EXPENSE     OPERATING
                                    FEES     FEES   EXPENSES(1)     EXPENSES     EXPENSES   REIMBURSEMENT  EXPENSES
                                 ----------  -----  -----------  --------------  ---------  -------------  --------
MONEY MARKET 1, 2
(SERIES I)
(Applicable to Contracts issued
   in California Only)              0.47%    0.05%     0.06%            --%        0.58%         0.0%        0.58%

Note

(1) Effective January 1, 2009, the adviser may recapture operating expenses reimbursed or fees waived under previous expense limitation or waiver arrangements and made subsequent to January 1, 2009, for a period of three years following the beginning of the month in which such reimbursement or waivers occurred.

(2) Effective January 1, 2006, the Adviser has agreed to waive its management fee for certain portfolios or otherwise reimburse the expenses of those portfolios ("Participating Portfolios"). The reimbursement will equal, on an annualized basis, 0.02% of that portion of the aggregate net assets of all the Participating Portfolios that exceeds $50 billion. The amount of the Reimbursement will be calculated daily and allocated among all the Participating Portfolios in proportion to the daily net assets of each portfolio.

On page 10, the sub-heading entitled "Portfolio Investment Objectives and Strategies" under the heading "The Portfolio" in "IV. General Information About Us, The Separate Accounts and the Portfolio" is supplemented with the following:

(Applicable to Contracts issued in California Only) The subadviser, MFC Global Investment Management (U.S.A.) Limited, manages the portfolio.

     Money Market Trust

     Investment Goal:   Seeks to obtain maximum current income consistent with
                        preservation of principal and liquidity.

     Investment Strategy:   To do this, the Portfolio invests in high quality,
                            U.S. dollar denominated money market instruments.

                            Note: The returns of a Money Market Subaccount in your Contract may become extremely low or possibly negative if the interest rates earned by the underlying Money Market Portfolio are not sufficient to offset Contract expense deductions.

You should retain this Supplement for future reference.

                          SUPPLEMENT DATED MAY 1, 2009






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